CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

          I, James A. Bowen, Chief Executive Officer of First Trust Value Line(R)100 Fund (the "REGISTRANT"), certify that:

          1. The Form N-CSR of the Registrant (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MARCH 5, 2004                /S/ JAMES A. BOWEN
     ---------------------            ----------------------------------------
                                      James A. Bowen, Chief Executive Officer
                                      (principal executive officer)

          I, Mark R. Bradley, Chief Financial Officer of First Trust Value Line(R)100 Fund (the "REGISTRANT"), certify that:

          1. The Form N-CSR of the Registrant (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:    MARCH 5, 2004                 /S/ MARK R. BRADLEY
     ----------------------            ----------------------------------------
                                       Mark R. Bradley, Chief Financial Officer
                                       (principal financial officer)